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                                                                    EXHIBIT 10.1

[BANK ONE LOGO]

AMENDMENT TO CREDIT AGREEMENT DATED OCTOBER 3. 2002 BETWEEN THE COMPANY AND BANK ONE, NA

This agreement is made and entered into on September 27, 2002, to be effective as of September 27, 2002 by and between Teraforce Technology Corporation (if more than one, jointly and severally, the "Borrower") and Bank One, NA, with its main office in Chicago, IL (the "Bank"), and its successors and assigns.

WHEREAS, the Borrower and the Bank entered into a Business Loan Agreement June 1, 2001, as amended (if applicable) (the "Credit Agreement"); and

WHEREAS, the Borrower has requested and the Bank has agreed to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in mutual consideration of the agreements contained herein and for other good and valuable consideration, the parties agree as follows:

1. DEFINED TERMS. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

2. MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

     2.1 From and after the Effective Date, the following provision in the Credit Agreement captioned "Note" under the Section "DEFINITIONS" is hereby amended and restated to read as follows;

          NOTE. The word "Note" means the promissory note of even date herewith which evidences Borrower's $2,700,000.00 loan in favor of Lender, as well as any amendment, modification, renewal or replacement thereof.

3. RATIFICATION. The Borrower ratifies and reaffirms the Credit Agreement and the Credit Agreement shall remain in full force and effect as modified herein.

4. BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this agreement, (b) no condition, act or event which could constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an event of default under the Credit Agreement or any promissory note or credit facility executed in reference to the Credit Agreement.

5. FEES AND EXPENSES. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this agreement, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this agreement.

6. EXECUTION AND DELIVERY. This agreement shall become effective only after it is fully executed by the Borrower and the Bank.

7. ACKNOWLEDGEMENTS OF BORROWER. The Borrower acknowledges that as of the date of this agreement it has no offsets with respect to all amounts owed by the Borrower to the Bank arising under or related to the Credit Agreement on or prior to the date of this agreement. The Borrower fully, finally and forever releases and discharges the Bank and its successors, assigns, directors, officers, employees, agents and representatives from any and all claims, causes of action, debts and liabilities, of whatever kind or nature, in law or in equity, of the Borrower, whether now known or unknown to the Borrower, which may have arisen in connection with the Credit Agreement or the actions or omissions of the Bank related to the Credit Agreement on or prior to the date hereof. The Borrower acknowledges and agrees that this agreement is limited to the terms outlined above, and shall not be construed as an agreement to change any other terms or provisions of the Credit Agreement. This agreement shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future agreements, should any be requested.


                 [THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK]
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8.  NOT A NOVATION. This agreement is a modification only and not a novation.
Except for the above-quoted modification(s), the Credit Agreement, any loan agreements, credit agreements, reimbursement agreements, security agreements, mortgages, deeds of trust, pledge agreements, assignments, guaranties, instruments or documents executed in connection with the Credit Agreement, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This agreement is to be considered attached to the Credit Agreement and made a part thereof. This agreement shall not release or affect the liability of any guarantor of any promissory note or credit facility executed in reference to the Credit Agreement or release any owner of collateral granted as security for the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this agreement conflicts with any term or condition set forth in the Credit Agreement, or any document executed in conjunction therewith, the provisions of this agreement shall supersede and control. The Bank expressly reserves all rights against all parties to the Credit Agreement.

Executed by the parties as of: September 27, 2002

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BANK:                                                      BORROWER:

Bank One, NA, with its main office in Chicago, IL          Teraforce Technology Corporation

By:                BRADLEY C. PETERS                       By:                ROBERT P. CAPPS
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    Bradley C. Peters              Vice President              Robert P. Capps           EVP
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    Printed Name                            Title              Authorized Signer                       Title
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